UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2025

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement

On May 23, 2025, BCPC Advisors, LP (the “Administrator”), the administrator to Bain Capital Private Credit (the “Company”) entered into a sub-administration servicing agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”). Pursuant to the Sub-Administration Agreement, USBFS provides certain administrative services necessary for the operations of the Company, including the following services: (1) general fund management, (2) regulatory and Internal Revenue Service compliance, (3) assistance with SEC inspections, (4) financial reporting services, and (5) tax reporting services. The Administrator will cause the Company to bear all fees to be paid to USBFS under the Sub-Administration Agreement and USBFS will be entitled to receive reimbursement from the Company for all out-of-pocket expenses properly incurred by USBFS in respect of the services provided pursuant to the Sub-Administration Agreement. After the initial one-year term of the Sub-Administration Agreement, either party may terminate the Sub-Administration Agreement at any time upon 90 days’ prior written notice.

On May 23, 2025, the Administrator entered into a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”) with USBFS, pursuant to which USBFS provides certain accounting services with respect to the Company, including: (1) portfolio accounting services, (2) expense accrual and payment services, (3) valuation and financial reporting services, (4) tax accounting services, (5) compliance services, and (6) other accounting-related functions. The Administrator will cause the Company to bear all fees to be paid to USBFS under the Fund Accounting Servicing Agreement and USBFS will be entitled to receive reimbursement from the Company for all out-of-pocket expenses properly incurred by USBFS in respect of the services provided pursuant to the Fund Accounting Servicing Agreement. After the initial one-year term of the Fund Accounting Servicing Agreement, either party may terminate the Fund Accounting Servicing Agreement at any time upon 90 days’ prior written notice.

The above summaries of the Sub-Administration Agreement and the Fund Accounting Servicing Agreement are not complete and are qualified in their entirety by the full text of the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Sub-Administration Servicing Agreement dated May 23, 2025, by and between BCPC Advisors, LP and U.S. Bancorp Fund Services, LLC

10.2	Fund Accounting Servicing Agreement dated May 23, 2025, by and between BCPC Advisors, LP and U.S. Bancorp Fund Services, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: May 29, 2025	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Vice President